UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 12, 2000


                         PINNACLE BANKSHARES CORPORATION
             (Exact Name of Registrant as specified in its Charter)


             Virginia                    000-23909                  54-1832714
(State or other jurisdiction of   (Commission File Number)        (IRS Employer
         incorporation)                                          Identification)


                                   P.O. Box 29
                            Altavista, Virginia 24517
                                 (804) 369-3000
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

                      -------------------------------------

                               DAWN P. CRUSINBERRY
                   Vice President and Chief Financial Officer
                         Pinnacle Bankshares Corporation
                                   P.O. Box 29
                            Altavista, Virginia 24517
                                 (804) 369-3000
          (Name, address, including zip code, and the telephone number, including area code, of agent for service)

     ----------------------------------------------------------------------

                                 Not Applicable
             (Former name or former, if changed since last report.)

Item 5.  Other Events.

         On May 12, 2000, Pinnacle Bankshares Corporation, a Virginia corporation (the "Company"), declared a two-for-one split of the Company's Common Stock. The additional shares issuable in the split will be distributed on or about June 16, 2000, to shareholders of record on May 19, 2000.

         Additional information with respect to the split is included in the Company's press release, dated May 12, 2000, a copy of which is filed herewith as Exhibit 20.1, and incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             PINNACLE BANKSHARES
                                               CORPORATION



Date:  May 12, 2000                          By:      /s/ Dawn P. Crusinberry
                                                -----------------------------
                                                      Dawn P. Crusinberry
                                                      Vice President and
                                                      Chief Financial Officer



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